Summary Prospectus	September 18, 2019

Invesco BulletShares 2021 Municipal Bond ETF The Nasdaq Stock Market

Before you invest, you may wish to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at www.invesco.com/etfprospectus. You can also get this information at no cost by calling Invesco Distributors, Inc. at (800) 983-0903 or by sending an e-mail request to etfinfo@invesco.com. The Fund’s prospectus and statement of additional information, both dated September 18, 2019 (as each may be amended or supplemented), are incorporated by reference into this Summary Prospectus.

Notification of electronic delivery of shareholder materials

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

Investment Objective

The Invesco BulletShares 2021 Municipal Bond ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the Invesco BulletShares® Municipal Bond 2021 Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.18%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.18%

(1)	“Other Expenses” are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years

$18	$58

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. As of the date of this Prospectus, the Fund has not yet commenced operations and portfolio turnover data therefore is not available.

Principal Investment Strategies

The Fund generally will invest at least 80% of its total assets in securities that comprise the Underlying Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Underlying Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser (the “Adviser”), and Invesco Distributors, Inc., the Fund’s distributor (the “Distributor”).

The Underlying Index is designed to measure the performance of a portfolio of U.S. dollar-denominated investment-grade municipal bonds with maturities in the year 2021 or, in some cases, “effective maturities” in the year 2021 (collectively, “2021 Bonds”). Effective maturity is an assessment of a bond’s likely call

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date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; and (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price. In other cases, the effective maturity is the actual year of maturity unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date. The effective maturity of eligible pre-refunded municipal bonds with a known pre-refunding date shall be the year of the pre-refunded date.

In selecting components for inclusion in the Underlying Index, the Index Provider begins with an investment universe of U.S. dollar-denominated bonds issued by U.S. states, state agencies, territories and possessions of the United States, the District of Columbia or local governments. To be eligible for inclusion in the Underlying Index, bonds must (i) be exempt from federal income tax; (ii) be rated at least BBB-by S&P Global Ratings, a division of S&P Global Inc. (“S&P”) or Fitch Ratings Inc. (“Fitch”), or at least Baa3 by Moody’s Investors Service, Inc. (“Moody’s”); and (iii) have at least $15 million in face value outstanding (existing bonds in the eligible universe require 80% of the initial minimum face value qualification to remain eligible (e.g., $12 million in face value outstanding)). The eligible universe may include fixed coupon, callable, puttable, and pre-funded bonds.

2021 Bonds selected for inclusion in the Underlying Index are market value weighted, with a 5% limit on individual issuers applied at each rebalance. Prior to the final year of maturity (i.e., 2021), the Underlying Index is rebalanced monthly, at which time: (i) new bonds that meet the eligibility and maturity (or effective maturity) criteria above are added to the Underlying Index; (ii) existing bonds that no longer meet the eligibility requirements are removed; and (iii) weights of Underlying Index components are reset to reflect current market value. The Index Provider only reevaluates the effective maturity date of bonds in the investment universe semi-annually, as part of the June and December rebalances, at which time in addition to bonds being added or removed from the Underlying Index pursuant to the eligibility screening described above, bonds also may be added or removed from the Underlying Index due to any changes in effective maturity (i.e., they no longer meet the definition of 2021 Bond). If a bond is removed from the Underlying Index during any monthly rebalance, such bond will be excluded for the next three monthly rebalances (including the current rebalance). During the final year of maturity (i.e., 2021), no new constituents are added and the Underlying Index does not rebalance.

The Fund will terminate on or about December 15, 2021. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then-current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. 2021 Bonds held by the Fund will be held until they mature, are called, or are removed from the Underlying Index. Ineligible bonds are not removed from an Underlying Index until its next rebalance. Therefore, to the extent a bond held by the Fund is no longer eligible for inclusion in an Underlying Index, the Fund will continue to hold such bond until it is removed from the Underlying Index at its next rebalance.

Beginning on January 1, 2021 (the final year of maturity), when the bonds held by the Fund mature or are called, the proceeds are not reinvested in 2021 Bonds. Instead, the Fund will invest such proceeds in any combination of variable rate demand obligations (“VRDOs”), certain derivatives (i.e., exchange-traded futures on fixed income securities, fixed income security indices, interest rates and currencies; exchange-traded and over-the-counter (“OTC”) options on fixed income securities, interest rates, currencies, interest rate futures contracts, and fixed income security indices; exchange-traded and OTC interest rate and inflation swaps; and OTC total return swaps and forwards on fixed income securities, fixed income security indices, and fixed income security futures), exchange-traded funds (“ETFs”), including affiliated ETFs, affiliated money market funds, cash or cash equivalents and investment-grade short-term commercial paper, as well as municipal bonds not included in the Underlying Index, but which the Adviser believes will help the Fund track the Underlying Index. The Fund will terminate on or about December 15, 2021 without requiring additional approval by the Board of Trustees (the “Board”) of Invesco Exchange-Traded Self-Indexed Fund Trust (the “Trust”) or Fund shareholders, although the Board may change the termination date.

The Fund should not be confused with a target date fund, which has assets that are managed according to a particular glidepath that illustrates how its investment strategy becomes increasingly conservative over time.

The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

The Fund is “non-diversified” and therefore is not required to meet certain diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”).

Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that those APs will establish or maintain an active trading market for the Shares. This risk may be heightened

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to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with processing creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund’s net asset value (“NAV”) and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes, may increase this risk.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercises such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund’s net investment income could fall.

Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. However, unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally in-kind, due to the nature of the Fund’s investments. As such, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain on these sales that might not have been incurred if the Fund had made a redemption in-kind. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process and there may be a substantial difference in the after-tax rate of return between the Fund and conventional ETFs.

Changing U.S. Fixed-Income Market Conditions Risk. The current historically low interest rate environment was created in part by the Federal Reserve Board (“FRB”) keeping the federal funds rates at, near or below zero. The “tapering” in 2015 of the FRB’s quantitative easing program, combined with the FRB’s recent raising of the target range for the Federal Funds Rate may expose fixed-income markets to heightened volatility and reduced liquidity for certain fixed-income investments, particularly those with longer maturities, although it is difficult to predict the impact of this rate increase and any future rate increases on various markets. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in FRB policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover rate and the Fund’s transaction costs.

Declining Yield Risk. During the final year of the Fund’s operations, as the bonds held by the Fund mature and the Fund’s portfolio transitions to cash and cash equivalents, the Fund’s yield will generally tend to move toward the yield of cash and cash equivalents and thus may be lower than the yields of the bonds previously held by the Fund and/or prevailing yields for bonds in the market.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Fluctuation of Yield and Liquidation Amount Risk. The Fund, unlike a direct investment in a bond that has a level coupon payment and a fixed payment at maturity, will make distributions of income that vary over time. Unlike a direct investment in a bond, the breakdown of returns between Fund distributions and liquidation proceeds are not predictable at the time of your investment. For example, at times during the Fund’s existence, it may make distributions at a greater (or lesser) rate than the coupon payments received on the Fund’s portfolio, which will result in the Fund returning a lesser (or greater) amount on liquidation than would otherwise be the case. The rate of Fund distribution payments may adversely affect the tax characterization of your returns from an investment in the Fund relative to a direct investment in bonds. If the amount you receive as liquidation proceeds upon the Fund’s termination is higher or lower than your cost basis, you may experience a gain or loss for tax purposes.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, legislative or regulatory changes, adverse market conditions and/or increased competition within the industry or industry group. In addition, at times, such industry or industry group may be out of favor and

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underperform other industries, industry groups or the market as a whole.

Issuer-Specific Changes Risk. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If the Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s NAV.

Municipal Securities Risk. Litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on the ability of an issuer of municipal securities to make payments of principal and/or interest. Political changes and uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders can significantly affect municipal securities. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. If the Internal Revenue Service (“IRS”) determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. Because the Fund issues and redeems Creation Units principally for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units in-kind. Additionally, the Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Sampling Risk. The Fund’s use of a representative sampling approach may result in it holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Tax Risk. There is no guarantee that the Fund’s income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Performance

As of the date of this Prospectus, the Fund has not commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.invesco.com/ETFs and will provide some indication of the risks of investing in the Fund.

Management of the Fund

Investment Adviser. Invesco Capital Management LLC.

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Director of Portfolio Management of the Adviser and Vice President of the Trust	September 2019
Jeffrey W. Kernagis	Senior Portfolio Manager of the Adviser	September 2019
Philip Fang	Portfolio Manager of the Adviser	September 2019
Greg Meisenger	Portfolio Manager of the Adviser	September 2019
Jeremy Neisewander	Portfolio Manager of the Adviser	September 2019

Purchase and Sale of Shares

The Fund will issue and redeem Shares at NAV only with APs and only in large blocks of 100,000 Shares (each block of Shares is

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called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of cash. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares will be listed for trading on The Nasdaq Stock Market and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions primarily are exempt from regular federal income tax. All or a portion of these distributions, however, may be subject to the federal alternative minimum tax and state and local taxes. The Fund also may make distributions that are taxable to you as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s web-site for more information.

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